UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2007

DIGITAL ANGEL CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-15177	52-1233960
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 Villaume Avenue, South St. Paul, Minnesota	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 455-1621

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On December 28, 2007, pursuant to the terms of the Agreement and Plan of Reorganization, dated as of August 8, 2007, as amended (the “Merger Agreement”) among Digital Angel Corporation, a Delaware corporation (“Digital Angel”), Applied Digital Solutions, Inc., a Delaware corporation (“Applied Digital”) and Digital Angel Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Applied Digital (the “Acquisition Subsidiary”), the Acquisition Subsidiary merged with and into Digital Angel, with Digital Angel surviving and becoming a wholly-owned subsidiary of Applied Digital (the “Merger”). Digital Angel was a majority-owned subsidiary of Applied Digital prior to the Merger.

Pursuant to the Merger Agreement, each share of common stock of Digital Angel issued and outstanding immediately prior to the effective time of the Merger, other than shares held by Applied Digital or its affiliates, was canceled and converted into the right to receive 1.4 shares of Applied Digital common stock (the “Merger Consideration”). In the aggregate, Applied Digital will issue approximately 29,861,466 shares of its common stock in connection with the Merger.

In addition, pursuant to the Merger Agreement, each of the then-outstanding stock options or warrants to purchase shares of Digital Angel common stock were converted into an option or warrant, as applicable, to purchase that number of whole shares of Applied Digital common stock determined by multiplying the number of shares of Digital Angel common stock subject to such Digital Angel stock option or warrant by 1.4 shares, at an exercise price per share of Applied Digital common stock equal to the exercise price per share of such Digital Angel stock option or warrant immediately prior to the effective time of the Merger divided by 1.4, rounded up to the nearest whole cent. All unvested Digital Angel stock options automatically vested upon consummation of the Merger.

    The issuance of Applied Digital common stock to the Digital Angel stockholders in connection with the Merger was registered under the Securities Act of 1933, as amended, (the “Securities Act”), pursuant to a Registration Statement on Form S-4 (File No. 333-145970), initially filed by Applied Digital with the Securities and Exchange Commission (“SEC”) on September 10, 2007, as amended, and declared effective on October 5, 2007 (the “Registration Statement”). Applied Digital’s Registration Statement, including the information in the joint proxy statement/prospectus included therein, contains additional information about the Merger and the related transactions.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, as subsequently amended, which filings are each incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, Digital Angel notified the American Stock Exchange (“AMEX”) on December 28, 2007, that the Merger had been completed and that as a result of the Merger, each share of Digital Angel common stock issued and outstanding immediately prior to the effective time of the Merger, other than shares held by Applied Digital or its affiliates, was canceled and converted into the right to receive the Merger Consideration, as set forth in Item 2.01 hereof which is incorporated by reference herein. On December 31, 2007, at Digital Angel’s request, AMEX filed a Form 25 with the SEC to strike Digital Angel’s common stock from listing and registration thereon. In addition, Digital Angel intends to file with the SEC a Form 15 to deregister the shares of Digital Angel common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and to suspend the reporting of Digital Angel’s obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

     In connection with the consummation of the Merger, each share of Digital Angel common stock issued and outstanding prior to the effective time of the Merger, other than shares held by Applied Digital or its affiliates, was canceled and converted into the right to receive the Merger Consideration. See the disclosure regarding the Merger and the Merger Agreement under Item 2.01 for additional information.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon completion of the Merger on December 28, 2007, Howard S. Weintraub, a director of Digital Angel, and Scott R. Silverman, the Chairman of the Digital Angel Board, resigned from the Digital Angel Board. Effective January 3, 2008, the remaining Digital Angel directors, Barry M. Edelstein, John R. Block and Michael S. Zarriello, resigned from the Digital Angel Board. On January 3, 2008, Joseph J. Grillo, the Chief Executive Officer and President of Applied Digital, and Lorraine M. Breece, the Senior Vice President and Acting Chief Financial Officer of Applied Digital, were appointed to the Digital Angel Board and constitute the entire board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, Digital Angel’s Amended and Restated Certificate of Incorporation and Bylaws were amended and restated, effective January 4, 2008, so that they read the same as the Certificate of Incorporation and Bylaws of Acquisition Subsidiary as in effect immediately prior to the effective time of the Merger, except that Article First of the Second Amended and Restated Certificate of Incorporation reads as follows: “The name of the corporation is Digital Angel Corporation” and the original Article Fifth and Tenth were deleted regarding the incorporator.

A copy of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Digital Angel are attached as Exhibit 3.3 and 3.4, to this current report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On January 2, 2008, Applied Digital and Digital Angel issued a joint press release announcing that they had completed the Merger. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

3.3	Second Amended and Restated Certificate of Incorporation of Digital Angel Corporation.

3.4	Amended and Restated Bylaws of Digital Angel Corporation.

99.1	Joint Press Release of Applied Digital Solutions, Inc. and Digital Angel Corporation dated January 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION
Date: January 4, 2008	By:	/s/ Lorraine M. Breece

	Name:	Lorraine M. Breece
	Title:	Vice President and Acting Chief Financial Officer

EXHIBIT INDEX

3.3	Second Amended and Restated Certificate of Incorporation of Digital Angel Corporation.

3.4	Amended and Restated Bylaws of Digital Angel Corporation.

99.1	Joint Press Release of Applied Digital Solutions, Inc. and Digital Angel Corporation dated January 2, 2008.